Exhibit 99.1

PRESS RELEASE

Cytec Industries Inc.

Five Garret Mountain Plaza

Woodland Park, New Jersey 07424

www.cytec.com

Release Date: Immediate

Cytec Announces Merger Agreement with Solvay

Woodland Park, NJ, July 29, 2015 - Cytec Industries Inc. (NYSE:CYT) announced today it has entered into a definitive merger agreement with Brussels-based Solvay. The total cash consideration will amount to US$5.5 billion, corresponding to an enterprise value of US$6.4 billion. The transaction price per share of $75.25 represents a premium of 28.9% compared to our closing price of $58.39 on July 28, 2015 and a premium of 26.9% compared to the volume weighted average closing share price over the last three months.

Shane Fleming, Chairman, President and Chief Executive Officer commented, “We are excited to be joining a preeminent global chemical company with leading market positions and a similar growth strategy to Cytec’s. This union will enhance our businesses ability to drive their strategy of value creation through strengthening and leveraging our market and technology leadership positions in high growth end markets.”

Jean-Pierre Clamadieu, CEO of Solvay, commented, “This merger marks a major step toward Solvay’s portfolio upgrade and enables us to strengthen our technology offerings to include advanced materials technology for the aerospace and automotive industries as well as integration of Cytec’s specialty chemical portfolio into our existing line of advanced formulations. We look forward to working with Cytec’s excellent teams and to creating additional value for all our stakeholders.”

This acquisition is structured as a cash merger between Cytec and a subsidiary of Solvay. The merger is subject to customary closing conditions, including regulatory approvals and shareholder approvals. The transaction is expected to close in the fourth quarter of 2015.

PRESS RELEASE

J.P. Morgan Securities LLC acted as Cytec’s financial advisor, and Sullivan & Cromwell LLP acted as its legal advisor.

Forward-Looking Statements

This press release may contain certain “forward-looking statements” (including “forward-looking statements” within the meaning of the US Private Securities Litigation Reform Act of 1995) with respect to the financial condition, results of operations and business of Cytec Industries Inc. (“Cytec”) and certain plans and objectives of the board of directors of Cytec. All statements other than statements of historical or current facts included in this Current Report on Form 8-K are forward-looking statements. Forward-looking statements often use words such as “anticipate”, “target”, “expect”, “estimate”, “intend”, “plan”, “goal”, “believe”, “will”, “may”, “should”, “would”, “could” or other words or terms of similar meaning. Such statements are based upon our current beliefs and expectations and are subject to significant risks and uncertainties. Actual results may vary materially from those set forth in the forward-looking statements.

Although Cytec believes the expectations contained in its forward-looking statements are reasonable, it can give no assurance that such expectations will prove correct. Such risks and uncertainties include: risks and uncertainties related to the proposed transaction with Solvay and Tulip Acquisition Inc. including, but not limited to: the expected timing and likelihood of completion of the pending merger, including the timing, receipt and terms and conditions of any required governmental approvals of the pending merger that could cause the parties to abandon the transaction, the state of the credit markets generally and the availability of financing, the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement, the possibility Cytec’s stockholders may not approve the merger, the risk that the parties may not be able to satisfy the conditions to the proposed merger in a timely manner or at all, risks related to disruption of management time from ongoing business operations due to the proposed merger, the risk that any announcements relating to the proposed merger could have adverse effects on the market price of Cytec’s common stock, and the risk that the proposed transaction and its announcement could have an adverse effect on the ability of Cytec to retain and hire key personnel and maintain relationships with its suppliers and customers, and on its operating results and businesses generally. Cytec undertakes no obligation to correct or update any forward-looking statements, whether as a result of new information, future events or otherwise. Additional information on factors that may affect the business and financial results of the company can be found in the filings of Cytec made from time to time with the Securities and Exchange Commission (the “SEC”). Unless indicated otherwise, the terms “Cytec,” “Company,” “we,” “us,” and “our” each refer collectively to Cytec Industries Inc. and its subsidiaries.

Additional Information And Where To Find It

This communication may be deemed to be solicitation material in respect of the proposed acquisition of Cytec by Solvay. In connection with the proposed acquisition, Solvay and Cytec intend to file relevant materials with the SEC, including Cytec’s proxy statement on Schedule 14A. STOCKHOLDERS OF CYTEC ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH THE SEC, INCLUDING CYTEC’S PROXY STATEMENT, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED

PRESS RELEASE

TRANSACTION. Investors and security holders will be able to obtain the documents free of charge at the SEC’s web site, http://www.sec.gov. Cytec stockholders will also be able to obtain, without charge, a copy of the proxy statement and other relevant documents (when available) by directing a request by mail or telephone to Cytec Industries Inc., Five Garret Mountain Plaza, Woodland Park, NJ 07424: (973) 357-3100, or from the Company’s website, https://www.cytec.com/.

Participants In Solicitation

Cytec and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the holders of Cytec common stock in respect of the proposed transaction. Information about the directors and executive officers of Cytec is set forth in the proxy statement for Cytec’s 2015 Annual Meeting of Stockholders, which was filed with the SEC on March 6, 2015. Other information regarding the interests of such individuals will be set forth in the proxy statement/prospectus, which will be included in Cytec’s proxy statement on Schedule 14A when it is filed with the SEC. You may obtain free copies of these documents as described in the preceding paragraph. Investors may obtain additional information regarding the interest of such participants by reading the proxy statement regarding the acquisition when it becomes available.

Cytec Profile

Cytec’s vision is to deliver specialty material and chemical technologies beyond our customers’ imagination. Our focus on innovation, advanced technology and application expertise enables us to develop, manufacture and sell products that change the way our customers do business. Our pioneering products perform specific and important functions for our customers, enabling them to offer innovative solutions to the industries that they serve. Our products serve a diverse range of end markets including aerospace and industrial materials, mining and plastics.

For more information about Cytec please visit www.cytec.com.

Solvay Profile

As an international chemical group, Solvay assists industries in finding and implementing ever more responsible and value-creating solutions. Solvay generates 90% of its net sales in activities where it is among the world’s top three players. It serves many markets, varying from energy and the environment to automotive and aerospace or electricity and electronics, with one goal: to raise the performance of its clients and improve society’s quality of life. The group is headquartered in Brussels, employs about 26,000 people in 52 countries and generated 10.2 billion euros in net sales in 2014. Solvay SA SOLB.BE) is listed on Euronext in Brussels and Paris (Bloomberg: SOLB.BB - Reuters: SOLB.BR).

For more information please contact:

Jodi Allen

Investor Relations

Tel: 1.973.357.3283

Jodi.Allen@cytec.com